SIDLEY AUSTIN LLP ONE SOUTH DEARBORN CHICAGO, IL 60603 (312) 853 7000 (312) 853 7036 FAX	BEIJING BRUSSELS CHICAGO DALLAS FRANKFURT	GENEVA HONG KONG LONDON LOS ANGELES NEW YORK	SAN FRANCISCO SHANGHAI SINGAPORE TOKYO WASHINGTON, DC
pchoi@sidley.com (312) 853-2145	FOUNDED 1866

July 13, 2006

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	West Corporation

Preliminary Proxy Statement on Schedule 14A and

Rule 13e-3 Transaction Statement on Schedule 13E-3

Ladies and Gentlemen:

On behalf of West Corporation, a Delaware corporation (“West”), we are transmitting for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a preliminary proxy statement on Schedule 14A, together with accompanying appendices and form of proxy (the “Preliminary Proxy Statement”). The Preliminary Proxy Statement relates to a special meeting of the stockholders of West to be called in connection with the Agreement and Plan of Merger, dated as of May 31, 2006, between Omaha Acquisition Corp., a Delaware corporation (“Newco”), and West (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, West stockholders (other than Gary and Mary West, certain members of management with respect to certain shares that they have elected to invest in the surviving corporation and any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law) will be entitled to receive $48.75 per share in cash, without interest, for each share of West common stock. Gary and Mary West, directors of West and holders of approximately 56% of the outstanding West common stock, will convert approximately 85% of their West common stock, or approximately 33.8 million shares, into the right to receive $42.83 per share in cash and their remaining 15%, or approximately 5.8 million shares, will be converted into shares of the surviving corporation in the merger. The different treatment of shares held by Gary and Mary West was requested by the special committee of West’s board of directors as a result of negotiations with the equity sponsors in order to deliver a higher cash price per share to West’s stockholders (other than Gary and Mary West). The Merger Agreement also provides that, except as certain members of management may elect (and Newco may approve) with respect to certain options held by them, each outstanding option to purchase West common stock will be cancelled when the merger takes effect, in consideration for which the holder promptly will be entitled to receive a cash payment in an amount (if any) equal to the product of (x) the number of shares of West common stock subject to such option and (y) the excess, if any, of the $48.75 over the exercise price per share of West common stock subject to such option.

Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships

Securities and Exchange Commission

July 13, 2006

Concurrently with the filing of the Proxy Statement, West, together with each of the other filing persons named therein, is filing under the Exchange Act a Rule 13e-3 Transaction Statement on Schedule 13E-3 (the “Transaction Statement”).

Pursuant to Section 14(g) of the Exchange Act, the sum of $358,552.68 in payment of the required filing fee with respect to the Proxy Statement has been transferred by wire transfer to the lockbox maintained by the Securities and Exchange Commission at Mellon Bank in Pittsburgh, Pennsylvania. As provided by Exchange Act Rule 0-11(a)(2), the required filing fee with respect to the Transaction Statement has been offset against the filing fee paid with respect to the Preliminary Proxy Statement.

Please direct any questions or comments relating to the Preliminary Proxy Statement to Robert Verigan at (312) 853-4348 or the undersigned at (312) 853-2145.

Very truly yours,

/S/    PAUL L. CHOI

Paul L. Choi